UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2023
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 9, 2023, AppHarvest, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). There were 97,708,814 shares of common stock represented at the Annual Meeting by valid proxies or voted at the Annual Meeting, which was approximately 63% of the shares of common stock entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2023.

Proposal 1 – Election of Directors

Jonathan Webb, Anthony Martin, Kiran Bhatraju, Greg Couch, Hollie P. Harris, David Lee, R. Geof Rochester, Martha Stewart and J. Kevin Willis were each elected to serve as a member of the Company’s Board of Directors (the “Board”) until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected or qualified, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jonathan Webb	46,921,116	8,864,672	41,923,026
Anthony Martin	43,952,345	11,833,443	41,923,026
Kiran Bhatraju	46,147,088	9,638,700	41,923,026
Greg Couch	36,404,508	19,381,280	41,923,026
Hollie P. Harris	53,598,358	2,187,430	41,923,026
David Lee	43,815,976	11,969,812	41,923,026
R. Geof Rochester	42,959,837	12,825,951	41,923,026
Martha Stewart	53,547,224	2,238,564	41,923,026
J. Kevin Willis	40,910,551	14,875,237	41,923,026

Proposal 2 – Ratification of the Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, by the following votes:

Votes For	Votes Against	Votes Abstain
95,749,358	1,418,988	540,468

Proposal 3 – Non-Binding Advisory Vote on Executive Compensation

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
50,878,961	4,376,602	530,225	41,923,026

Proposal 4 – Reverse Stock Split Proposal

The stockholders approved a series of alternate amendments to the Company’s Certificate of Incorporation to effect, at the option of the Board, a reverse stock split of the Company’s common stock, at a ratio ranging from one-for-ten (1:10) to one-for-twenty (1:20), inclusive by the following votes:

Votes For	Votes Against	Votes Abstain
89,805,724	7,186,956	716,134

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: June 13, 2023
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)